Exhibit 10.49
AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT
          THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of July 28, 2009, by and between Apollo Group, Inc., an Arizona corporation (“Apollo”), Carlyle Venture Partners III, L.P., a Delaware limited partnership (“Carlyle”), Apollo Global, Inc., a Delaware corporation (“Global”).
          WHEREAS, Apollo, Carlyle and Global are parties to that certain Registration Rights Agreement, dated October 22, 2007 (the “Agreement”); and
          WHEREAS, the parties have amended the Joint Venture Agreement dated as of October 22, 2007 and desire to amend the Agreement in accordance with paragraph 10(d) thereof to update certain references to the Joint Venture Agreement in order to correct such references as further described below.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
          1. The references in the Agreement to “Joint Venture Agreement” are hereby deleted and replaced with “Capital Contribution Agreement”.
          2. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Registration Rights Agreement as of the date first set forth above.

APOLLO GLOBAL, INC.
By:	/s/ Jeffrey Langenbach
	Name:	Jeffrey Langenbach
	Title:	President

APOLLO GROUP, INC.
By:	/s/ Brian L. Swartz
	Name:	Brian L. Swartz
	Title:	Chief Financial Officer

CARLYLE VENTURE PARTNERS III, L.P.
By:	TCG VENTURES III, L.P.,
as the General Partner

By:	TCG VENTURES III, L.L.C.,
as the General Partner

By:	/s/ Brooke Coburn
	Name:	Brooke Coburn
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]